        Industry Restructuring

                         [GRAPHIC OMITTED - TEXT BELOW]

Technological innovations

Customer's demand for choice and value

Favorable view of markets

        Alternative Industry Structures



                               [GRAPHIC OMITTED]

                       Independent System Operator (ISO)

*    Provides transmission services on a non-discriminatory basis

*    Maintains reliability/Arranges for ancillary services

*    Prices transmission/Resolves congestion



                               [GRAPHIC OMITTED]

          Alternative Structures for

        Transmission--Vertical Utility

                     [GRAPHICAL IMAGE OMITTED - TEXT BELOW]


                 System
                 Operator

           Ancillary    Tansmission
           Services     Facility
           Providers    Provider(s)

             Alternative Structures for
             Transmission--NGC Model

                     [GRAPHICAL IMAGE OMITTED - TEXT BELOW]

                Power
                Exchange

                Ancillary Services Provider
                Transmission Facility Provider(s)

                System Operator
                Transmission Provider(s)

          Alternative Structures for
         Transmission--Australian Model

                     [GRAPHICAL IMAGE OMITTED - TEXT BELOW]

            System Operator
            Providers

            Power Exchange
            Ancillary Services Provider
            System Operator
            Transmission Facility Provider(s)

           Alternative Structures for
           Transmission--PJM MNodel

                     [GRAPHICAL IMAGE OMITTED - TEXT BELOW]

                 Power Exchange

                 Ancillary Services Providers

                 Systems Operator

                 Scheduling Coordinators for Direct Access Customers

                 Transmission Facility Provider(s)

          Alternative Structures for
          Transmission--TRANSCO

                     [GRAPHICAL IMAGE OMITTED - TEXT BELOW]


             Exchange

          Power

             System Operator

             Transmission Facility Provider(s)
             Scheduling Coordinators
             Ancillary Service Providers

       Alternative Structures for
       Transmissionm-WEPEX


                     [GRAPHICAL IMAGE OMITTED - TEXT BELOW]

Power Exchange

System Operator

Ancillary Services Providers

Scheduling Coordinators for Direct Access Customers

Transmission Facility Providers

Alternative Structures for Transmission --FERC Model

                     [GRAPHICAL IMAGE OMITTED - TEXT BELOW]

Scheduling Coordinators

Transmission Facility

Provider(s)

System Operator

Ancillary Services Providers

Common types of Transmission Services

                           [GRAPHICAL IMAGE OMITTED]

         FERC Ancillary Services


   Scheduling,
   System Control
   & Dispatch